Exhibit (d)(8)

Milliman Sub-Advisory Investment Management Agreement

Schedule A

List of Funds

Innovator Buffer Step Up Strategy ETF®

Innovator Defined Wealth Shield ETF

Innovator Emerging Markets Power Buffer ETF™ – January

Innovator Emerging Markets Power Buffer ETF™ – April

Innovator Emerging Markets Power Buffer ETF™ – July

Innovator Emerging Markets Power Buffer ETF™ – October

Innovator Equity Autocallable Income Strategy ETF

Innovator Equity Defined Protection ETF® – 1 Yr February

Innovator Equity Defined Protection ETF® – 1 Yr April

Innovator Equity Defined Protection ETF® – 1 Yr June

Innovator Equity Defined Protection ETF® – 2 Yr to April 2026

Innovator Equity Defined Protection ETF® – 2 Yr to April 2027

Innovator Equity Defined Protection ETF® – 2 Yr to October 2027

Innovator Equity Defined Protection ETF® – 2 Yr to January 2028

Innovator Equity Dual Directional 5 Buffer ETF™ – Quarterly

Innovator Equity Dual Directional 10 Buffer ETF™ – January

Innovator Equity Dual Directional 10 Buffer ETF™ – February

Innovator Equity Dual Directional 10 Buffer ETF™ – March

Innovator Equity Dual Directional 10 Buffer ETF™ – April

Innovator Equity Dual Directional 10 Buffer ETF™ – November

Innovator Equity Dual Directional 15 Buffer ETF™ – January

Innovator Equity Dual Directional 15 Buffer ETF™ – February

Innovator Equity Dual Directional 15 Buffer ETF™ – March

Innovator Equity Dual Directional 15 Buffer ETF™ – April

Innovator Equity Dual Directional 15 Buffer ETF™ – September

Innovator Equity Dual Directional 15 Buffer ETF™ – October

Innovator Equity Dual Directional 15 Buffer ETF™ – December

Innovator Equity Premium Income – Daily PutWrite ETF

Innovator Growth Accelerated Plus ETF® – April

Innovator Growth-100 Dual Directional 5 Buffer ETF - Quarterly

Innovator Growth-100 Power Buffer ETF™ – January

Innovator Growth-100 Power Buffer ETF™ – February

Innovator Growth-100 Power Buffer ETF™ – March

Innovator Growth-100 Power Buffer ETF™ – May

Innovator International Developed Power Buffer ETF™ – January

Innovator International Developed Power Buffer ETF™ – April

Innovator International Developed Power Buffer ETF™ – May

Innovator International Developed Power Buffer ETF™ – June

Innovator International Developed Power Buffer ETF™ – July

Innovator International Developed Power Buffer ETF™ – August

Innovator International Developed Power Buffer ETF™ – September

Innovator International Developed Power Buffer ETF™ – October

Innovator International Developed Power Buffer ETF™ – November

Innovator International Developed Power Buffer ETF™ – December

Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly

Innovator Premium Income 20 Barrier ETF® – April

Innovator Premium Income 20 Barrier ETF® – October

Innovator Premium Income 30 Barrier ETF® – October

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly

Innovator U.S. Equity 10 Buffer ETF™ – Quarterly

Innovator U.S. Equity Accelerated ETF® – Quarterly

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – July

Innovator U.S. Equity Accelerated Plus ETF® – April

Innovator U.S. Equity Accelerated Plus ETF® – October

Innovator U.S. Equity Buffer ETF™ – January

Innovator U.S. Equity Buffer ETF™ – February

Innovator U.S. Equity Buffer ETF™ – March

Innovator U.S. Equity Buffer ETF™ – April

Innovator U.S. Equity Buffer ETF™ – May

Innovator U.S. Equity Buffer ETF™ – June

Innovator U.S. Equity Buffer ETF™ – July

Innovator U.S. Equity Buffer ETF™ – August

Innovator U.S. Equity Buffer ETF™ – September

Innovator U.S. Equity Buffer ETF™ – October

Innovator U.S. Equity Buffer ETF™ – November

Innovator U.S. Equity Buffer ETF™ – December

Innovator U.S. Equity Power Buffer ETF™ – January

Innovator U.S. Equity Power Buffer ETF™ – February

Innovator U.S. Equity Power Buffer ETF™ – March

Innovator U.S. Equity Power Buffer ETF™ – April

Innovator U.S. Equity Power Buffer ETF™ – May

Innovator U.S. Equity Power Buffer ETF™ – June

Innovator U.S. Equity Power Buffer ETF™ – July

Innovator U.S. Equity Power Buffer ETF™ – August

Innovator U.S. Equity Power Buffer ETF™ – September

Innovator U.S. Equity Power Buffer ETF™ – October

Innovator U.S. Equity Power Buffer ETF™ – November

Innovator U.S. Equity Power Buffer ETF™ – December

Innovator U.S. Equity Ultra Buffer ETF™ – January

Innovator U.S. Equity Ultra Buffer ETF™ – February

Innovator U.S. Equity Ultra Buffer ETF™ – March

Innovator U.S. Equity Ultra Buffer ETF™ – April

Innovator U.S. Equity Ultra Buffer ETF™ – June

Innovator U.S. Equity Ultra Buffer ETF™ – August

Innovator U.S. Equity Ultra Buffer ETF™ – September

Innovator U.S. Equity Ultra Buffer ETF™ – October

Innovator U.S. Equity Ultra Buffer ETF™ – November

Innovator U.S. Equity Ultra Buffer ETF™ – December

Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly

Innovator U.S. Small Cap Power Buffer ETF™ – July

Innovator U.S. Small Cap Power Buffer ETF™ – August

Innovator U.S. Small Cap Power Buffer ETF™ – September

Innovator U.S. Small Cap Power Buffer ETF™ – December